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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

        Date of report (Date of earliest event reported) January 23, 2003
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                                TEREX CORPORATION
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               (Exact Name of Registrant as Specified in Charter)


           Delaware                   1-10702             34-1531521
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 (State or Other Jurisdiction       (Commission          (IRS Employer
       of Incorporation)           File Number)       Identification No.)



  500 Post Road East, Suite 320, Westport, Connecticut              06880
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     (Address of Principal Executive Offices)                 (Zip Code)


        Registrant's telephone number, including area code (203) 222-7170
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                                 NOT APPLICABLE
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          (Former Name or Former Address, if Changed Since Last Report)


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Item 9.  Regulation FD Disclosure.

         Terex Corporation (the "Company") issued a press release dated January 23, 2003, announcing a conference call to be held on January 24, 2003 at 8:30 a.m., Eastern time, to detail fourth quarter 2002 restructuring charges, provide commentary on fourth quarter 2002 performance, and review its operating outlook for 2003 by segment. The conference call is accessible to the public and a replay of the call will be made available.

         A copy of this press release is included as Exhibit 99.1 to this Form 8-K.


Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

(c)      Exhibits

         99.1     Press release of Terex Corporation dated January 23, 2003.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date:  January 23, 2003


                                                TEREX CORPORATION


                                                By:  /s/ Eric I Cohen
                                                     Eric I Cohen
                                                     Senior Vice President